UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2010 (March 2, 2010)

Date of Report (date of Earliest Event Reported)

HUDSON HOLDING CORPORATION

(Exact Name of Company as Specified in its Charter)

DELAWARE	000-15936	20-3766053
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

111 Town Square Place, Suite 1500A

Jersey City, New Jersey 07310

(Address of principal executive offices and zip code)

(201) 216-010

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Hudson’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Hudson’s actual results to differ from management’s current expectations are contained in Hudson’s filings with the Securities and Exchange Commission. Hudson undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 2, 2010 the Company entered into an Asset Purchase Agreement between Next Generation Holding, LLC, Next Generation Equity Research, LLC (“Research”) and the other signatories thereto (the “Asset Purchase Agreement”). The Asset Purchase Agreement provides for the Company to acquire the assets used in the equity research and investment banking business (the “Research Business”) of Research, a Chicago based equity research boutique focused on the needs of institutional investors, and all of the equity in Spark Capital Management, LLC , the investment manager of the Spark Fund, a hedge fund. Pursuant to the Asset Purchase Agreement, at closing the Company will pay the following consideration (i) $300,000 to pay down a line of credit of Research, (ii) the issuance of 600,000 shares of the Company’s common stock, of which 300,000 shares will be placed in escrow, and (iii) the assumption of certain contracts associated with the Research Business. The closing of the Asset Purchase Agreement is subject to the satisfaction of certain conditions, including consents to the assumption by the Company of certain liabilities.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Form of Asset Purchase agreement dated as of March 2, 2010.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUDSON HOLDING CORPORATION

Date: March 8, 2010	Anthony M. Sanfilippo
Anthony M. Sanfilippo Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Form of Asset Purchase Agreement dated as of March 2, 2010.

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